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                                                 As filed pursuant to Rule 497
                                                 SEC File No. 33-19293





                       PRESIDENTIAL LIFE INSURANCE COMPANY

                    PRESIDENTIAL VARIABLE ANNUITY ACCOUNT ONE

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                 SUPPLEMENT TO THE PRESIDENTIAL ICAP PROSPECTUS
                                DATED MAY 1, 2000
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     The following information supplements the Portfolio Expenses table in the
Prospectus as a footnote to the CAPITAL APPRECIATION VARIABLE PORTFOLIO (the "Variable Portfolio") of the Anchor Series Trust:

     On May 18, 2000, the Board of Trustees of Anchor Series Trust (the "Trust") approved an increase in the underlying management fees which would have resulted in an increase in the investment charges for the Variable Portfolio for the most recent calendar year from 0.67% to 0.74%.

     This fee change is subject to approval of contractholders invested in the Variable Portfolio as of May 19, 2000. Contractholders who invested in the Variable Portfolio after May 19, 2000, are not eligible to vote on the approval of the revised fees.



Date: June 8, 1999